! TEMP.CDI #CMOVER_3.0B ASSET_BACKED_HOMEEQUITY ! MAX_CF_VECTSIZE 552

!

!! Created by Intex Deal Maker v3.5.256 , subroutines 3.0f3

!!   09/12/2003 2:08 PM

!

DEAL_COMMENT _

“The tables and other statistical analyses (the ‘Hypothetical Performance Data’) that you will produce using Intex with the attached information are privileged and intended solely for use by you (the party to whom CSFB LLC provided the computer model used to generate them). The Hypothetical Performance Data will be generated by you using a computer model prepared by CSFB LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by CSFB LLC or any other person. The computer model that you will use to prepare the Hypothetical Performance Data was furnished to you solely by CSFB LLC and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, and that neither CSFB LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data. ; _

; _

Numerous assumptions were used in preparing the computer model you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be give as to the Hypothetical Performance Data’s accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions of future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. ; _

; _

Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes o losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, amount other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Ata are subject to change prior to issuance. You should contact the CSFB LLC Trading Desk at (212-325-8549) to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither CSFB LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or payments or yield on the securities.; _

; _

Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are preliminary and subject to change prior to issuance. ; _

; _

Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus supplement may be obtained by contacting the CSFB LLC Trading Desk at (212-325-8549).; _

; _

The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in its entirety by the final prospectus supplement relating to the actual secretes preliminarily described by this computer model.; _

; _

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. ; _

; _

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.’; _

“

!

!  Modeled in the Intex CMO Modeling Language, (WNYC14901067)

!  which is copyright (c) 2003 by Intex Solutions, Inc.

!  Intex shall not be held liable for the accuracy of this data

!  nor for the accuracy of information which is derived from this data.

!

COLLAT_GROUPS 1 2 3

!

  DEFINE PREPAY PPC GROUP 1 RISE_PERS 12 START_CPR 4.0 END_CPR 20

  DEFINE PREPAY PPC GROUP 2 RISE_PERS 12 START_CPR 4.0 END_CPR 20

  DEFINE PREPAY PPC GROUP 3 RISE_PERS 12 START_CPR 4.0 END_CPR 20

!

  DEFINE CONSTANT #OrigCollBal = 418474067.74

  DEFINE CONSTANT #OrigCollBal1 = 200003425.09

  DEFINE CONSTANT #OrigCollBal2 = 118463879.51

  DEFINE CONSTANT #OrigCollBal3 = 100006763.14

!

  DEFINE CONSTANT #OrigBondBal = 418474067.74

  DEFINE CONSTANT #OrigBondBal1 = 200000000.00

  DEFINE CONSTANT #OrigBondBal2 = 117400000.00

  DEFINE CONSTANT #OrigBondBal3 = 100000000.00

!

  DEFINE #BondBal1                         = 200000000.00

  DEFINE #BondBal2                         = 117400000.00

  DEFINE #BondBal3                         = 100000000.00

!

FULL_DEALNAME: TEMP

!

DEALER:             CSFB

DEAL SIZE:          $ 417400000.00

PRICING SPEED:         GROUP 1 PPC 140%

PRICING SPEED:         GROUP 2 PPC 110%

PRICING SPEED:         GROUP 3 PPC 140%

!       ISSUE DATE:         20030901

SETTLEMENT DATE: 20030925

!

  Record date delay: 24

!

  DEFINE TR_INDEXDEPS_ALL

!

  DEAL_CLOCK_INFO _

        ISSUE_CDU_DATE             20030901 _

        DEAL_FIRSTPAY_DATE             20031025

!

!

  DEFINE #FloorCollat1         = 0.50% * #OrigCollBal1

  DEFINE #TrigDelinqFrac1     = 0

  DEFINE #SpecOCTarg1         = 2.90% * #OrigCollBal1

ifndef #cmover_3.0d _

  DEFINE #OC1             = 3425.09

!

ifdef #cmover_3.0d _

  DEFINE STANDARDIZE OC_ACTUAL_VAL         GROUP 1         #OC1         = 3425.09

!

  DEFINE STANDARDIZE OCT_INITVAL         GROUP 1 CONSTANT #InitOCTarg1         = 2.90% *

#OrigCollBal1

  DEFINE STANDARDIZE OCT_STEPDOWN_MONTH GROUP 1 CONSTANT #StepDownDate1   =

37

  DEFINE STANDARDIZE OCT_STEPDOWN_FRAC    GROUP 1 CONSTANT #StepOCFrac1   =

0.058

  DEFINE STANDARDIZE EXCESS_INTEREST    GROUP 1    #XSSpread1 = 0

  DEFINE STANDARDIZE OCT_FLOOR    GROUP 1 CONSTANT #FloorOCTarg1         =

#FloorCollat1

  DEFINE STANDARDIZE OCT_VAL            GROUP 1 DYNAMIC #Octval1     = #SpecOCTarg1

!

  DEFINE #FloorCollat2         = 0.50% * #OrigCollBal2

  DEFINE #TrigDelinqFrac2     = 0

  DEFINE #SpecOCTarg2        = 2.90% * #OrigCollBal2

ifndef #cmover_3.0d _

  DEFINE #OC2                 = 1063879.51

!

ifdef #cmover_3.0d _

  DEFINE STANDARDIZE OC_ACTUAL_VAL            GROUP 2         #OC2         = 1063879.51

!

  DEFINE STANDARDIZE OCT_INITVAL        GROUP 2 CONSTANT #InitOCTarg2         = 2.90% *

#OrigCollBal2

  DEFINE STANDARDIZE OCT_STEPDOWN_MONTH   GROUP 2 CONSTANT #StepDownDate2     =

37

  DEFINE STANDARDIZE OCT_STEPDOWN_FRAC   GROUP 2 CONSTANT #StepOCFrac2     =

0.058

  DEFINE STANDARDIZE EXCESS_INTEREST     GROUP2         #XSSpread2     = 0

  DEFINE STANDARDIZE OCT_FLOOR        GROUP 2 CONSTANT #FloorOCTarg2     =

#FloorCollat2

  DEFINE STANDARDIZE OCT_VAL            GROUP 2 DYNAMIC #Octval2        = #SpecOCTarg2

!

  DEFINE #FloorCollat3        = 0.50% * #OrigCollBal3

  DEFINE #TrigDelinqFrac3    = 0

  DEFINE #SpecOCTarg3        = 2.90% * #OrigCollBal3

ifndef #cmover_3.0d _

  DEFINE #OC3                = 6763.14

!

ifdef #cmover_3.0d _

  DEFINE STANDARDIZE OC_ACTUAL_VAL        GROUP 3        #OC3            = 6763.14

!

  DEFINE STANDARDIZE OCT_INITVAL        GROUP 3 CONSTANT #InitOCTarg3   = 2.90% *

#OrigCollBal3

  DEFINE STANDARDIZE OCT_STEPDOWN_MONTH GROUP 3 CONSTANT #StepDownDate3   =

37

  DEFINE STANDARDIZE OCT_STEPDOWN_FRAC    GROUP 3 CONSTANT #StepOCFrac3   =

0.058

  DEFINE STANDARDIZE EXCESS_INTEREST        GROUP 3        #XSSpread3        = 0

  DEFINE STANDARDIZE OCT_FLOOR        GROUP 3 CONSTANT #FloorOCTarg3   =

#FloorCollat3

  DEFINE STANDARDIZE OCT_VAL            GROUP 3 DYNAMIC #Octval3            = #SpecOCTarg3

!

  CREDIT_SUPPORT_BASIS GROUP_DEAL

  DEFINE TRANCHE “EXP1”, “EXP2”, “EXP3”, “AV1”, “AF”, “AV2”, “R1”, “R2”, “R3”

!

  CREDIT_SUPPORT_BASIS GROUP_DEAL

  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC(“COUPON”) ) / COLL_PREV_BAL *

1200

  DEFINE DYNAMIC STICKY #NetRate1 = ( ( ( COLL_I_MISC(“COUPON”,1) -

OPTIMAL_INTPMT(“EXP1”) ) / COLL_PREV_BAL(1) * 1200—( IF CURMONTH LE 36 THEN 0.25

ELSE 0.5) ) )

  DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC(“COUPON”, 2) ) / COLL_PREV_BAL(2)

* 1200

  DEFINE DYNAMIC STICKY #NetRate3 = ( ( ( COLL_I_MISC(“COUPON”,3) -

OPTIMAL_INTPMT(“EXP3”) ) / COLL_PREV_BAL(3) * 1200 - ( IF CURMONTH LE 36 THEN 0.25

ELSE 0.5) ) )

!

  DEFINE DYNAMIC #NetRate1Actual360 = #Netrate1 * 30 / DAYS_DIFF(CURDATE,

MONTHS_ADD(CURDATE,-1))

!

  DEFINE DYNAMIC #NetRate3Actual360 = #Netrate3 * 30 / DAYS_DIFF(CURDATE,

MONTHS_ADD(CURDATE,-1))

!

!

  DEFINE #FGBal1    = 0

  DEFINE #FGWrapBal1 = 200000000

!

  DEFINE #FGBal2    = 0

  DEFINE #FGWrapBal2 = 117400000

!

  DEFINE #FGBal3    = 0

  DEFINE #FGWrapBal3 = 100000000

!

!

!

TOLERANCE WRITEDOWN_0LOSS 1.00

!

DEFINE #CallFlag1 = 0

DEFINE #CallFlag2 = 0

DEFINE #CallFlag3 = 0

!

  INITIAL INDEX    LIBOR_6MO        1.18

  INITIAL INDEX    LIBOR_1MO        1.12

!

!!DEFINE TRANCHE “EXP1”, “EXP2”, “EXP3”, “AV1”, “AF”, “AV2”, “R1”, “R2”, “R3”

!

  DEFINE #SpecAcctBal1 = 0

  DEFINE #SpecAcctBal2 = 0

  DEFINE #SpecAcctBal3 = 0

!

Tranche “EXP1” SEN_FEE_NO

  Block ( #FGWrapBal1 ); at 0.22 GROUP 1 NOTIONAL WITH FORMULA BEGIN ( IF

COLL_PREV_BAL(1) > 0 THEN #FGWrapBal1 ELSE 0 ); _

                                                         END ( IF COLL_BAL(1) > 0 THEN #FGWrapBal1 ELSE 0 ); _

            DAYCOUNT 30360 FREQ M _

            Delay 24 Dated 20030901 Next 20031025

!

Tranche “EXP2” SEN_FEE_NO

  Block ( #FGWrapBal2 ); at 0.22 GROUP 2 NOTIONAL WITH FORMULA BEGIN ( IF

COLL_PREV_BAL(2) > 0 THEN #FGWrapBal2 ELSE 0 ); _

                                                         END ( IF COLL_BAL(2) > 0 THEN #FGWrapBal2 ELSE 0 ); _

            DAYCOUNT 30360 FREQ M _

            Delay 24 Dated 20030901 Next 20031025

!

Tranche “EXP3” SEN_FEE_NO

  Block ( #FGWrapBal3 ); at 0.22 GROUP 3 NOTIONAL WITH FORMULA BEGIN ( IF

COLL_PREV_BAL(3) > 0 THEN #FGWrapBal3 ELSE 0 ); _

                                                         END ( IF COLL_BAL(3) > 0 THEN #FGWrapBal3 ELSE 0 ); _

            DAYCOUNT 30360 FREQ M _

            Delay 24 Dated 20030901 Next 20031025

!

Tranche “AV1” SEN_FLT

  Block 200000000.00 at 1.49 GROUP 1 FREQ M FLOAT RESET M _

            COUPONCAP ( #NetRate1Actual360 ); _

            DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _

            Delay 0 Dated 20030925 Next 20031025

  (1 * LIBOR_1MO + ( IF (#CallFlag1 GE 2) THEN 0.74 ELSE 0.37 ))

   0    999

!

Tranche “AF” SEN_FIX

  Block 117400000.00 at 4.45 GROUP 2 FREQ M FLOAT _

            DAYCOUNT 30360 BUSINESS_DAY NONE _

            Delay 24 Dated 20030901 Next 20031025

  ( IF (#CallFlag2 GE 2) THEN 5.2 ELSE 4.45 )

   0    999

!

Tranche “AV2” SEN_FLT

  Block 100000000.00 at 1.49 GROUP 3 FREQ M FLOAT RESET M _

            COUPONCAP ( #NetRate3Actual360 ); _

            DAYCOUNT ACTUAL360 BUSINESS_DAY NONE _

            Delay 0 Dated 20030925 Next 20031025

  (1 * LIBOR_1MO + ( IF (#CallFlag3 GE 2) THEN 0.74 ELSE 0.37 ))

   0    999

!

Tranche “R1” JUN_RES

  Block 200003425.09 at 0 GROUP 1 NOTIONAL WITH GROUP 1 _

            DAYCOUNT 30360 BUSINESS_DAY NONE _

            FREQ M Delay 24 Dated 20030901 Next 20031025

!

Tranche “R2” JUN_RES

Block 118463879.51 at 0 GROUP 2 NOTIONAL WITH GROUP 2 _

        DAYCOUNT 30360 BUSINESS_DAY NONE _

        FREQ M Delay 24 Dated 20030901 Next 20031025

!

Tranche “R3” JUN_RES

  Block 100006763.14 at 0 GROUP 3 NOTIONAL WITH GROUP 3 _

        DAYCOUNT 30360 BUSINESS_DAY NONE _

        FREQ M Delay 24 Dated 20030901 Next 20031025

!

Tranche “FLOW1” PSEUDO

  Block    USE PCT 100.0 100.0 of R1#1

  Block    USE PCT 100.0 100.0 of R2#1

  Block    USE PCT 100.0 100.0 of R3#1

!

  Tranche “#NetRate1”            SYMVAR

!

  Tranche “#NetRate1Actual360”            SYMVAR

!

  Tranche “#NetRate2”            SYMVAR

!

  Tranche “#NetRate3”            SYMVAR

!

  Tranche “#NetRate3Actual360”            SYMVAR

!

  Tranche “#OC1”            SYMVAR

  Tranche “#SpecOCTarg1”            SYMVAR

!

  Tranche “#OC2”            SYMVAR

  Tranche “#SpecOCTarg2”            SYMVAR

!

  Tranche “#OC3”            SYMVAR

  Tranche “#SpecOCTarg3”            SYMVAR

!

Tranche “DEAL_PLUGIN” PSEUDO

  Block USE PCT 100.0 100.0 OF “AV1#1”

  Block USE PCT 100.0 100.0 OF “AF#1”

  Block USE PCT 100.0 100.0 OF “AV2#1”

  Block USE PCT 0.0 100.0 OF “R1#1”

  Block USE PCT 0.0 100.0 OF “R2#1”

  Block USE PCT 0.0 100.0 OF “R3#1”

!

!

DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _

  Delay 24 Dated 20030901 Next 20031025 Settle 20030925

DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _

  Delay 24 Dated 20030901 Next 20031025 Settle 20030925

DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _

  Delay 24 Dated 20030901 Next 20031025 Settle 20030925

!

  RESERVE_FUND “YmRsvFnd1” FUNDING_FROM RULES

!

  RESERVE_FUND “YmRsvFnd2” FUNDING_FROM RULES

!

  RESERVE_FUND “YmRsvFnd3” FUNDING_FROM RULES

!

  RESERVE_FUND “SPREAD_ACCT1” ON TRANCHE “AV1” _

COVERS DELINQ LOSSES _

COVERS INTEREST SHORTFALLS _

EXCESS_TO “R1#1” _

BALANCE_CAP ( #SpecAcctBal1 ); _

FUNDING_FROM RULES _

BY “DM”

!

  RESERVE_FUND “SPREAD_ACCT2” ON TRANCHE “AF” _

COVERS DELINQ LOSSES _

COVERS INTEREST SHORTFALLS _

EXCESS_TO “R2#1” _

BALANCE_CAP ( #SpecAcctBal2 ); _

FUNDING_FROM RULES _

BY “DM”

!

  RESERVE_FUND “SPREAD_ACCT3” ON TRANCHE “AV2” _

COVERS DELINQ LOSSES _

COVERS INTEREST SHORTFALLS _

EXCESS_TO “R3#1” _

BALANCE_CAP ( #SpecAcctBal3 ); _

FUNDING_FROM RULES _

BY “DM”

!

  FINANCIAL_GUARANTY “FG1” ON TRANCHE “AV1” _

COVERS DELINQ LOSSES _

COVERS INTEREST SHORTFALLS _

BY “DM”

!

  FINANCIAL_GUARANTY “FG2” ON TRANCHE “AF” _

COVERS DELINQ LOSSES _

COVERS INTEREST SHORTFALLS _

BY “DM”

!

  FINANCIAL_GUARANTY “FG3” ON TRANCHE “AV2” _

COVERS DELINQ LOSSES _

COVERS INTEREST SHORTFALLS _

BY “DM”

!

  CLASS “EXP1” NO_BUILD_TRANCHE _

        = “EXP1”

  CLASS “EXP2” NO_BUILD_TRANCHE _

        = “EXP2”

  CLASS “EXP3” NO_BUILD_TRANCHE _

        = “EXP3”

  CLASS “SNR_1” NO_BUILD_TRANCHE _

        = “AV1”

  CLASS “RESID_1” NO_BUILD_TRANCHE _

        = “R1#1”

  CLASS “SNR_2” NO_BUILD_TRANCHE _

        = “AF”

  CLASS “RESID_2” NO_BUILD_TRANCHE _

        = “R2#1”

  CLASS “SNR_3” NO_BUILD_TRANCHE _

        = “AV2”

  CLASS “RESID_3” NO_BUILD_TRANCHE _

= “R3#1”

!

!

  CLASS “GRP1” _

DISTRIB_CLASS RULES _

    = “EXP1” “SNR_1” “RESID_1”

  CLASS “GRP2” _

DISTRIB_CLASS RULES _

    = “EXP2” “SNR_2” “RESID_2”

  CLASS “GRP3” _

DISTRIB_CLASS RULES _

    = “EXP3” “SNR_3” “RESID_3”

!

  CLASS “ROOT” ROOT_LIST = “GRP1” “GRP2” “GRP3”

!

  GROUP 0            ROOT = 1 2 3

!

!

  CROSSOVER When 0

!

TRIGGER “StepUp-DlqRatio1” _

FULL_NAME “Group 1 Step Up Delinquency Trigger” _

ORIG_TESTVAL 0.000% _

TESTVAL     ( #TrigDelinqFrac1); _

ORIG_TARGETVAL 12.5% _

TARGETVAL     (12.5%); _

TRIGVAL        LODIFF

!

TRIGGER “SU-User-RollingLos1” _

FULL_NAME “Group 1 Step Up Custom Trigger (RollingLossPct ) “ _

ORIG_TESTVAL 0% _

TESTVAL    ( 12 * AVG_COLL(“BAL”, -1, “LOSS”, 12) / AVG_COLL(“BAL”, 11, 0, 1) ); _

ORIG_TARGETVAL 0% _

TARGETVAL     ( 1.75% ); _

TRIGVAL        LOPASS

!

TRIGGER “STEPUP_TRIGGER1” _

FULL_NAME “Group 1 Step Up Trigger” _

DEFINITION “A Step Up Trigger exists, if_

;(1) the quotient of (A) the aggregate principal balance of all_

mortgage loans 90 or more days delinquent and (B) the principal_

balance of the loans, exceeds 12.5%._

or;(2) Step Up Custom Trigger (RollingLossPct ).”_

IMPACT     “If a Step Up Trigger is in effect the OC target will change to_

5.50% of the original collateral balance if a stepdown has not occurred,_

or 11.00% of the current collateral balance if a stepdown has occurred.” _

TRIGVAL FORMULA ( min(TRIGGER(“StepUp-DlqRatio1”,”TRIGVAL”), TRIGGER(“SU-User-RollingLos1”,”TRIGVAL”)));

!

TRIGGER “StepUp-DlqRatio2” _

FULL_NAME     “Group 2 Step Up Delinquency Trigger” _

ORIG_TESTVAL     0.000% _

TESTVAL        ( #TrigDelinqFrac2); _

ORIG_TARGETVAL 12.5% _

TARGETVAL        (12.5%); _

TRIGVAL         LODIFF

!

TRIGGER “SU-User-RollingLos2” _

FULL_NAME “Group 2 Step Up Custom Trigger (RollingLossPct ) “ _

ORIG_TESTVAL 0% _

TESTVAL     ( 12 * AVG_COLL(“BAL”, -1, “LOSS”, 12) / AVG_COLL(“BAL”, 11, 0, 1) ); _

ORIG_TARGETVAL 0% _

TARGETVAL         ( 1.75% ); _

TRIGVAL        LOPASS

!

TRIGGER “STEPUP_TRIGGER2” _

FULL_NAME     “Group 2 Step Up Trigger” _

DEFINITION “A Step Up Trigger exists, if_

;(1) the quotient of (A) the aggregate principal balance of all_

mortgage loans 90 or more days delinquent and (B) the principal_

balance of the loans, exceeds 12.5%._

or;(2) Step Up Custom Trigger (RollingLossPct ).”_

IMPACT “If a Step Up Trigger is in effect the OC target will change to_

4.50% of the original collateral balance if a stepdown has not occurred,_

or 9.00% of the current collateral balance if a stepdown has occurred.” _

TRIGVAL FORMULA ( min(TRIGGER(“StepUp-DlqRatio2”,”TRIGVAL”), TRIGGER(“SU-User-RollingLos2”,”TRIGVAL”)));

!

TRIGGER “StepUp-DlqRatio3” _

FULL_NAME     “Group 3 Step Up Delinquency Trigger” _

ORIG_TESTVAL     0.000% _

TESTVAL     ( #TrigDelinqFrac3); _

ORIG_TARGETVAL 12.5% _

TARGETVAL         (12.5%); _

TRIGVAL         LODIFF

!

TRIGGER “SU-User-RollingLos3” _

FULL_NAME “Group 3 Step Up Custom Trigger (RollingLossPct ) “ _

ORIG_TESTVAL     0% _

TESTVAL     ( 12 * AVG_COLL(“BAL”, -1, “LOSS”, 12) / AVG_COLL(“BAL”, 11, 0, 1) ); _

ORIG_TARGETVAL 0% _

TARGETVAL         ( 1.75% ); _

TRIGVAL         LOPASS

!

TRIGGER “STEPUP_TRIGGER3” _

FULL_NAME “Group 3 Step Up Trigger” _

DEFINITION “A Step Up Trigger exists, if_

;(1) the quotient of (A) the aggregate principal balance of all_

mortgage loans 90 or more days delinquent and (B) the principal_

balance of the loans, exceeds 12.5%._

or;(2) Step Up Custom Trigger (RollingLossPct ).”_

IMPACT     “If a Step Up Trigger is in effect the OC target will change to_

5.50% of the original collateral balance if a stepdown has not occurred,_

or 11.00% of the current collateral balance if a stepdown has occurred.” _

TRIGVAL FORMULA ( min(TRIGGER(“StepUp-DlqRatio3”,”TRIGVAL”), TRIGGER(“SU-User-RollingLos3”,”TRIGVAL”)));

!

  OPTIONAL REDEMPTION: “Group1_Cleanup” _

    WHEN_EXPR ( #CallFlag1 GE 2 ); _

    TARGET GROUP 1 _

    PRICE_P ( COLL_BAL(1) ); _

    DISTR_P RULES “OPTR_GROUP_1”

!

  OPTIONAL REDEMPTION:     “Group2_Cleanup” _

    WHEN_EXPR ( #CallFlag2 GE 2 ); _

    TARGET GROUP 2 _

    PRICE_P ( COLL_BAL(2) ); _

    DISTR_P RULES “OPTR_GROUP_2”

!

  OPTIONAL REDEMPTION: “Group3_cleanup” _

    WHEN_EXPR ( #CallFlag3 GE 2 ); _

    TARGET GROUP 3 _

    PRICE_P ( COLL_BAL(3) ); _

    DISTR_P RULES “OPTR_GROUP_3”

!

!

  INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _

        PARTIAL_PREPAY Compensate Pro_rata _

        LOSS             Compensate Pro_rata

!

  INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _

        PARTIAL_PREPAY Compensate Pro_rata _

        LOSS             Compensate Pro_rata

!

  INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _

        PARTIAL_PREPAY Compensate Pro_rata _

        LOSS             Compensate Pro_rata

!

  DEFINE MACRO BLOCK #SNR_1_Prn =

{

---------------------------------

from : CLASS ( “SNR_1” )

pay : SEQUENTIAL ( “AV1#1” )

---------------------------------

}

  DEFINE MACRO BLOCK #SNR_2_Prn =

{

---------------------------------

from : CLASS ( “SNR_2” )

pay : SEQUENTIAL ( “AF#1” )

---------------------------------

}

  DEFINE MACRO BLOCK #SNR_3_Prn =

{

---------------------------------

from : CLASS ( “SNR_3” )

pay : SEQUENTIAL ( “AV2#1” )

---------------------------------

}

!

  CMO Block Payment Rules

---------------------------------

from : CASH_ACCOUNT (100, GROUP 1)

subject to : CEILING ( (COLL(“PREPAYPENALTY”, 1)) )

    pay : CREDIT_ENHANCEMENT (“YmRsvFnd1”)

---------------------------------

    from : CASH_ACCOUNT (100, GROUP 2)

subject to : CEILING ( (COLL(“PREPAYPENALTY”, 2)) )

    pay : CREDIT_ENHANCEMENT (“YmRsvFnd2”)

---------------------------------

    from : CASH_ACCOUNT (100, GROUP 3)

subject to : CEILING ( (COLL(“PREPAYPENALTY”, 3)) )

    pay : CREDIT_ENHANCEMENT (“YmRsvFnd3”)

---------------------------------

  calculate : #Princ1             = COLL_P(1)

!

  calculate : #Interest1        = COLL_I(1)

!

  calculate : #Princ2            = COLL_P(2)

!

  calculate : #Interest2        = COLL_I(2)

!

  calculate : #Princ3             = COLL_P(3)

!

  calculate : #Interest3        = COLL_I(3)

!

- - - - - - - - - - - - - - - - - - - -

  calculate : #InitAcctBal1    = 0

  calculate : #SpecAcctBal1    = #InitAcctBal1

!

  calculate : #Write1     = MIN( DELINQ_NET_LOSS(1), MAX( 0.0, BBAL(“AV1#1” )—COLL_BAL(1)) )

  calculate : #SpecAcctFund1     = MAX( 0, #SpecAcctBal1 - (CREDIT_ENHANCEMENT

( “SPREAD_ACCT1” ) - #Write1))

!

  calculate : #PrevSpecOC1     = #SpecOCTarg1

!

  calculate : #CurrentOC1     = MAX( 0, COLL_BAL(1) - (BBAL(“AV1#1”) - #Princ1))

!

  calculate : #XSSpread1     = MAX( 0, #Interest1 - ( COLL_YM(1) * (100% - 0%)) -

OPTIMAL_INTPMT(“GRP1”) - INTSHORT_ACCUM(“GRP1”) +

COUPONCAP_SHORTFALL(“GRP1”) )

!

  calculate : #FloorOCTotal1     = #FloorOCTarg1

!

  calculate : #StepOCTarg1     = COLL_BAL(1) * #StepOCFrac1

!

  calculate : #StepDownDatePass1     = CURMONTH GE #StepDownDate1

!

!!!********** BEGINNING OF SENIOR ENHANCEMENT PCT CALCULATION **********

!!! ASSUME STEPDOWN IN ORDER TO CALCULATE SENIOR ENHANCMENT PCT

  calculate : #SpecOCTarg1    = MAX( MIN( #InitOCTarg1, #StepOCTarg1 ), #FloorOCTotal1 )

!

  calculate : #SpecOCTarg1    = MIN( #SpecOCTarg1, COLL_BAL(1) )

!

  calculate : #SpecOCTarg1    = #Octval1

!

  calculate : #OCDeficiency1    = MAX(0, #SpecOCTarg1 - #CurrentOC1)

!

  calculate : #OCSurplus1        = MINMAX(0, #CurrentOC1 - #SpecOCTarg1, COLL_P(1))

!

  calculate : #PrincPmt1         = MAX(0, COLL_P(1) - #OCSurplus1)

!

  calculate : #XSIntRem1         = MAX( 0, #Interest1 - ( COLL_YM(1) * (100% - 0%)) -

OPTIMAL_INTPMT(“GRP1”) - INTSHORT_ACCUM(“GRP1”) + #OCSurplus1 +

COUPONCAP_SHORTFALL(“GRP1”) - #SpecAcctFund1)

!

  calculate : #SubDefic1         = MAX ( 0, ( BBAL(“GRP1”) - #Princ1 ) - COLL_BAL(1) )

!

  calculate : #AddPrinc1         = MIN( #XSIntRem1, #SubDefic1 )

  calculate : #XSIntRem1         = MAX( 0, #XSIntRem1 - #AddPrinc1 )

!

  calculate : #XtraPDA1         = MIN( #OCDeficiency1, #XSIntRem1 )

  calculate : #XSIntRem1         = MAX( 0, #XSIntRem1 - #XtraPDA1 )

!

  calculate : #DistribAmt1         = #PrincPmt1 + #AddPrinc1 + #XtraPDA1

!

!!!********** END OF SENIOR ENHANCEMENT PCT CALCULATION **********

!

  calculate : #StepDown1             = #StepDown1 OR ( #StepDownDatePass1 )

!

  calculate : #TrigDelinqFrac1         = AVG_COLL(“RATE”,-1,3,1,1)

!

  calculate : #TrigEvent1         = TRIGGER(“STEPUP_TRIGGER1”)

!

  calculate : #TrigOCTargPre1         = 5.50% * #OrigCollBal1

!

  calculate : #TrigOCTargPost1         = 11.00% * COLL_BAL(1)

!

  calculate : #SpecOCTarg1         = IF #StepDown1 _

                                         THEN IF #TrigEvent1 _

                                             THEN MAX( MIN( #InitOCTarg1, #StepOCTarg1 )            , #TrigOCTargPost1,

#FloorOCTotal1 ) _

                                             ELSE MAX( MIN( #InitOCTarg1, #StepOCTarg1 ), #FloorOCTotal1 ) _

                                         ELSE IF #TrigEvent1 _

                                             THEN MAX( #InitOCTarg1, #TrigOCTargPre1, #FloorOCTotal1 ) _

                                             ELSE MAX( #InitOCTarg1, #FloorOCTotal1 )

!

  calculate : #SpecOCTarg1           = MIN( #SpecOCTarg1, COLL_BAL(1) )

!

  calculate : #SpecOCTarg1           = #Octval1

!

  calculate : #OCDeficiency1         = MAX(0, #SpecOCTarg1 - #CurrentOC1)

!

  calculate : #OCSurplus1         = MINMAX(0, #CurrentOC1 - #SpecOCTarg1, COLL_P(1))

!

  calculate : #PrincPmt1         = MAX(0, COLL_P(1) - #OCSurplus1)

!

- - - - - - - - - - - - - - - - - - - -

  calculate : #InitAcctBal2         = 0

  calculate : #SpecAcctBal2         = #InitAcctBal2

!

   calculate : #Write2         = MIN( DELINQ_NET_LOSS(2), MAX( 0.0, BBAL(“AF#1” ) -

COLL_BAL(2)) )

   calculate : #SpecAcctFund2         = MAX( 0, #SpecAcctBal2 - (CREDIT_ENHANCEMENT (

“SPREAD_ACCT2” ) - #Write2))

!

   calculate : #PrevSpecOC2         = #SpecOCTarg2

!

   calculate : #CurrentOC2         = MAX( 0, COLL_BAL(2) - (BBAL(“AF#1”) - #Princ2))

!

   calculate : #XSSpread2         = MAX( 0, #Interest2 - ( COLL_YM(2) * (100% - 0%)) -

OPTIMAL_INTPMT(“GRP2”) - INTSHORT_ACCUM(“GRP2”) )

!

   calculate : #FloorOCTotal2         = #FloorOCTarg2

!

   calculate : #StepOCTarg2             = COLL_BAL(2) * #StepOCFrac2

!

   calculate : #StepDownDatePass2         = CURMONTH GE #StepDownDate2

!

!!!********** BEGINNING OF SENIOR ENHANCEMENT PCT CALCULATION **********

!!! ASSUME STEPDOWN IN ORDER TO CALCULATE SENIOR ENHANCMENT PCT

   calculate : #SpecOCTarg2         = MAX( MIN( #InitOCTarg2, #StepOCTarg2 ), #FloorOCTotal2 )

!

   calculate : #SpecOCTarg2         = MIN( #SpecOCTarg2, COLL_BAL(2) )

!

   calculate : #SpecOCTarg2         = #Octval2

!

   calculate : #OCDeficiency2         = MAX(0, #SpecOCTarg2 - #CurrentOC2)

!

   calculate : #OCSurplus2         = MINMAX(0, #CurrentOC2 - #SpecOCTarg2, COLL_P(2))

!

   calculate : #PrincPmt2         = MAX(0, COLL_P(2) - #OCSurplus2)

!

   calculate : #XSIntRem2         = MAX( 0, #Interest2 - ( COLL_YM(2) * (100% - 0%)) -

OPTIMAL_INTPMT(“GRP2”) - INTSHORT_ACCUM(“GRP2”) + #OCSurplus2 - #SpecAcctFund2)

!

   calculate : #SubDefic2         = MAX ( 0, ( BBAL(“GRP2”) - #Princ2 ) - COLL_BAL(2) )

!

   calculate : #AddPrinc2         = MIN( #XSIntRem2, #SubDefic2 )

   calculate : #XSIntRem2         = MAX( 0, #XSIntRem2 - #AddPrinc2 )

!

   calculate : #XtraPDA2         = MIN( #OCDeficiency2, #XSIntRem2 )

   calculate : #XSIntRem2         = MAX( 0, #XSIntRem2 - #XtraPDA2 )

!

   calculate : #DistribAmt2         = #PrincPmt2 + #AddPrinc2 + #XtraPDA2

!

!!!********** END OF SENIOR ENHANCEMENT PCT CALCULATION **********

!

   calculate : #StepDown2         = #StepDown2 OR ( #StepDownDatePass2 )

!

   calculate : #TrigDelinqFrac2         = AVG_COLL(“RATE”,-1,3,1,2)

!

   calculate : #TrigEvent2         = TRIGGER(“STEPUP_TRIGGER2”)

!

   calculate : #TrigOCTargPre2         = 4.50% * #OrigCollBal2

!

   calculate : #TrigOCTargPost2         = 9.00% * COLL_BAL(2)

!

   calculate : #SpecOCTarg2         = IF #StepDown2 _

                                    THEN IF #TrigEvent2 _

                                         THEN MAX( MIN( #InitOCTarg2, #StepOCTarg2 ), #TrigOCTargPost2,

#FloorOCTotal2 ) _

                                         ELSE MAX( MIN( #InitOCTarg2, #StepOCTarg2 ), #FloorOCTotal2 ) _

                                    ELSE IF #TrigEvent2 _

                                         THEN MAX( #InitOCTarg2, #TrigOCTargPre2, #FloorOCTotal2 ) _

                                         ELSE MAX( #InitOCTarg2, #FloorOCTotal2 )

!

   calculate : #SpecOCTarg2         = MIN( #SpecOCTarg2, COLL_BAL(2) )

!

   calculate : #SpecOCTarg2         = #Octval2

!

   calculate : #OCDeficiency2         = MAX(0, #SpecOCTarg2 - #CurrentOC2)

!

   calculate : #OCSurplus2         = MINMAX(0, #CurrentOC2 - #SpecOCTarg2, COLL_P(2))

!

   calculate : #PrincPmt2         = MAX(0, COLL_P(2) - #OCSurplus2)

!

---------------------------------

   calculate : #InitAcctBal3         = 0

   calculate : #SpecAcctBal3         = #InitAcctBal3

!

   calculate : #Write3         = MIN( DELINQ_NET_LOSS(3), MAX( 0.0, BBAL(“AV2#1” ) -

COLL_BAL(3)) )

   calculate : #SpecAcctFund3         = MAX( 0, #SpecAcctBal3 - (CREDIT_ENHANCEMENT (

“SPREAD_ACCT3” ) - #Write3))

!

   calculate : #PrevSpecOC3         = #SpecOCTarg3

!

   calculate : #CurrentOC3         = MAX( 0, COLL_BAL(3) - (BBAL(“AV2#1”) - #Princ3))

!

   calculate : #XSSpread3         = MAX( 0, #Interest3 - ( COLL_YM(3) * (100% - 0%)) -

OPTIMAL_INTPMT(“GRP3”) - INTSHORT_ACCUM(“GRP3”) +

COUPONCAP_SHORTFALL(“GRP3”) )

!

   calculate : #FloorOCTotal3         = #FloorOCTarg3

!

   calculate : #StepOCTarg3         = COLL_BAL(3) * #StepOCFrac3

!

   calculate : #StepDownDatePass3         = CURMONTH GE #StepDownDate3

!

!!!********** BEGINNING OF SENIOR ENHANCEMENT PCT CALCULATION **********

!!! ASSUME STEPDOWN IN ORDER TO CALCULATE SENIOR ENHANCMENT PCT

   calculate : #SpecOCTarg3         = MAX( MIN( #InitOCTarg3, #StepOCTarg3 ), #FloorOCTotal3 )

!

   calculate : #SpecOCTarg3         = MIN( #SpecOCTarg3, COLL_BAL(3) )

!

   calculate : #SpecOCTarg3         = #Octval3

!

   calculate : #OCDeficiency3         = MAX(0, #SpecOCTarg3 - #CurrentOC3)

!

   calculate : #OCSurplus3         = MINMAX(0, #CurrentOC3 - #SpecOCTarg3, COLL_P(3))

!

  calculate : #PrincPmt3         = MAX(0, COLL_P(3) - #OCSurplus3)

!

  calculate : #XSIntRem3         = MAX( 0, #Interest3 - ( COLL_YM(3) * (100% - 0%)) -

OPTIMAL_INTPMT(“GRP3”) - INTSHORT_ACCUM(“GRP3”) + #OCSurplus3 +

COUPONCAP_SHORTFALL(“GRP3”) - #SpecAcctFund3)

!

  calculate : #SubDefic3         = MAX ( 0, ( BBAL(“GRP3”) - #Princ3 ) - COLL_BAL(3) )

!

  calculate : #AddPrinc3         = MIN( #XSIntRem3, #SubDefic3 )

  calculate : #XSIntRem3         = MAX( 0, #XSIntRem3 - #AddPrinc3 )

!

  calculate : #XtraPDA3         = MIN( #OCDeficiency3, #XSIntRem3 )

  calculate : #XSIntRem3         = MAX( 0, #XSIntRem3 - #XtraPDA3 )

!

  calculate : #DistribAmt3         = #PrincPmt3 + #AddPrinc3 + #XtraPDA3

!

!!!********** END OF SENIOR ENHANCEMENT PCT CALCULATION **********

!

  calculate : #StepDown3         = #StepDown3 OR ( #StepDownDatePass3 )

!

  calculate : #TrigDelinqFrac3         = AVG_COLL(“RATE”,-1,3,1,3)

!

  calculate : #TrigEvent3         = TRIGGER(“STEPUP_TRIGGER3”)

!

  calculate : #TrigOCTargPre3         = 5.50% * #OrigCollBal3

!

  calculate : #TrigOCTargPost3         = 11.00% * COLL_BAL(3)

!

  calculate : #SpecOCTarg3       = IF #StepDown3 _

                                    THEN IF #TrigEvent3 _

                                             THEN MAX( MIN( #InitOCTarg3, #StepOCTarg3 ), #TrigOCTargPost3,

#FloorOCTotal3 ) _

                                             ELSE MAX( MIN( #InitOCTarg3, #StepOCTarg3 ), #FloorOCTotal3 ) _

                                    ELSE IF #TrigEvent3 _

                                             THEN MAX( #InitOCTarg3, #TrigOCTargPre3, #FloorOCTotal3 ) _

                                             ELSE MAX( #InitOCTarg3, #FloorOCTotal3 )

!

  calculate : #SpecOCTarg3         = MIN( #SpecOCTarg3, COLL_BAL(3) )

!

  calculate : #SpecOCTarg3         = #Octval3

!

  calculate : #OCDeficiency3         = MAX(0, #SpecOCTarg3 - #CurrentOC3)

!

  calculate : #OCSurplus3         = MINMAX(0, #CurrentOC3 - #SpecOCTarg3, COLL_P(3))

!

  calculate : #PrincPmt3         = MAX(0, COLL_P(3) - #OCSurplus3)

!

!

  calculate : #XSIntRem1         = MAX( 0, #Interest1 - ( COLL_YM(1) * (100% - 0%)) -

OPTIMAL_INTPMT(“GRP1”) - INTSHORT_ACCUM(“GRP1”) + #OCSurplus1 +

COUPONCAP_SHORTFALL(“GRP1”) - #SpecAcctFund1)

!

  calculate : #XSIntRem2         = MAX( 0, #Interest2 - ( COLL_YM(2) * (100% - 0%)) -

OPTIMAL_INTPMT(“GRP2”) - INTSHORT_ACCUM(“GRP2”) + #OCSurplus2 - #SpecAcctFund2)

!

  calculate : #XSIntRem3         = MAX( 0, #Interest3 - ( COLL_YM(3) * (100% - 0%)) -

OPTIMAL_INTPMT(“GRP3”) - INTSHORT_ACCUM(“GRP3”) + #OCSurplus3 +

COUPONCAP_SHORTFALL(“GRP3”) - #SpecAcctFund3)

!

  calculate : #SubDefic1         = MAX ( 0, ( BBAL(“GRP1”) - #Princ1 ) - COLL_BAL(1) )

!

  calculate : #AddPrinc1         = MIN( #XSIntRem1, #SubDefic1 )

  calculate : #XSIntRem1         = MAX( 0, #XSIntRem1 - #AddPrinc1 )

!

  calculate : #SubDefic2         = MAX ( 0, ( BBAL(“GRP2”) - #Princ2 ) - COLL_BAL(2) )

!

  calculate : #AddPrinc2         = MIN( #XSIntRem2, #SubDefic2 )

  calculate : #XSIntRem2         = MAX( 0, #XSIntRem2 - #AddPrinc2 )

!

  calculate : #SubDefic3         = MAX ( 0, ( BBAL(“GRP3”) - #Princ3 ) - COLL_BAL(3) )

!

  calculate : #AddPrinc3         = MIN( #XSIntRem3, #SubDefic3 )

  calculate : #XSIntRem3         = MAX( 0, #XSIntRem3 - #AddPrinc3 )

!

  calculate : #XtraPDA1         = MIN( #OCDeficiency1, #XSIntRem1 )

  calculate : #XSIntRem1         = MAX( 0, #XSIntRem1 - #XtraPDA1 )

!

  calculate : #XtraPDA2         = MIN( #OCDeficiency2, #XSIntRem2 )

  calculate : #XSIntRem2         = MAX( 0, #XSIntRem2 - #XtraPDA2 )

!

  calculate : #XtraPDA3         = MIN( #OCDeficiency3, #XSIntRem3 )

  calculate : #XSIntRem3         = MAX( 0, #XSIntRem3 - #XtraPDA3 )

!

  calculate : #DistribAmt1         = #PrincPmt1 + #AddPrinc1 + #XtraPDA1

  calculate : #DistribAmt2         = #PrincPmt2 + #AddPrinc2 + #XtraPDA2

  calculate : #DistribAmt3         = #PrincPmt3 + #AddPrinc3 + #XtraPDA3

!

  calculate : “SNR_1” _

  NO_CHECK CUSTOM GROUP 1 AMOUNT         = #DistribAmt1

!

  calculate : “SNR_2” _

  NO_CHECK CUSTOM GROUP 2 AMOUNT         = #DistribAmt2

!

  calculate : “SNR_3” _

  NO_CHECK CUSTOM GROUP 3 AMOUNT         = #DistribAmt3

!

---------------------------------

        pay : CLASS ENTIRETY SEQUENTIAL ( “EXP1” )

---------------------------------

        pay : CLASS INTEREST PRO_RATA ( “SNR_1” )

        pay : CLASS INTSHORT PRO_RATA ( “SNR_1” )

        pay : CLASS PRINCIPAL SEQUENTIAL ( “SNR_1” )

---------------------------------

  {#SNR_1_Prn}

---------------------------------

        from : CLASS ( “GRP1” )

subject to : CEILING ( #SpecAcctFund1 )

        pay : CREDIT_ENHANCEMENT ( “SPREAD_ACCT1” )

---------------------------------

pay : CLASS ENTIRETY SEQUENTIAL ( “EXP2” )

---------------------------------

pay : CLASS INTEREST PRO_RATA ( “SNR_2” )

pay : CLASS INTSHORT PRO_RATA ( “SNR_2” )

pay : CLASS PRINCIPAL SEQUENTIAL ( “SNR_2” )

---------------------------------

 {#SNR_2_Prn}

---------------------------------

from : CLASS ( “GRP2” )

 subject to : CEILING ( #SpecAcctFund2 )

pay : CREDIT_ENHANCEMENT ( “SPREAD_ACCT2” )

---------------------------------

pay : CLASS ENTIRETY SEQUENTIAL ( “EXP3” )

---------------------------------

pay : CLASS INTEREST PRO_RATA ( “SNR_3” )

pay : CLASS INTSHORT PRO_RATA ( “SNR_3” )

pay : CLASS PRINCIPAL SEQUENTIAL ( “SNR_3” )

---------------------------------

 {#SNR_3_Prn}

---------------------------------

from : CLASS ( “GRP3” )

 subject to : CEILING ( #SpecAcctFund3 )

pay : CREDIT_ENHANCEMENT ( “SPREAD_ACCT3” )

---------------------------------

  calculate : #RFB1 = CREDIT_ENHANCEMENT ( “SPREAD_ACCT1” )

---------------------------------

  calculate : #RFB2 = CREDIT_ENHANCEMENT ( “SPREAD_ACCT2” )

---------------------------------

  calculate : #RFB3 = CREDIT_ENHANCEMENT ( “SPREAD_ACCT3” )

---------------------------------

  calculate : #Write1 = MAX(0.0, BBAL(“AV1#1”) - COLL_BAL(1))

---------------------------------

from : CREDIT_ENHANCEMENT (“SPREAD_ACCT1”)

pay : CLASS INTEREST SEQUENTIAL ( “SNR_1” )

pay : CLASS INTSHORT SEQUENTIAL ( “SNR_1” )

---------------------------------

from : CREDIT_ENHANCEMENT (“SPREAD_ACCT1”)

 subject to : CEILING ( #Write1 )

pay : CLASS BALANCE SEQUENTIAL ( “SNR_1” )

---------------------------------

!

 {#SNR_1_Prn}

---------------------------------

  calculate : #Write2 = MAX(0.0, BBAL(“AF#1”) - COLL_BAL(2))

---------------------------------

from : CREDIT_ENHANCEMENT (“SPREAD_ACCT2”)

pay : CLASS INTEREST SEQUENTIAL ( “SNR_2” )

pay : CLASS INTSHORT SEQUENTIAL ( “SNR_2” )

---------------------------------

from : CREDIT_ENHANCEMENT (“SPREAD_ACCT2”)

 subject to : CEILING ( #Write2 )

pay : CLASS BALANCE SEQUENTIAL ( “SNR_2” )

---------------------------------

!

 {#SNR_2_Prn}

---------------------------------

  calculate : #Write3 = MAX(0.0, BBAL(“AV2#1”) - COLL_BAL(3))

---------------------------------

from : CREDIT_ENHANCEMENT (“SPREAD_ACCT3”)

pay : CLASS INTEREST SEQUENTIAL ( “SNR_3” )

pay : CLASS INTSHORT SEQUENTIAL ( “SNR_3” )

---------------------------------

from : CREDIT_ENHANCEMENT (“SPREAD_ACCT3”)

  subject to : CEILING ( #Write3 )

pay : CLASS BALANCE SEQUENTIAL ( “SNR_3” )

---------------------------------

!

 {#SNR_3_Prn}

---------------------------------

!

!

!

!! CROSS RESERVE ACCOUNTS TO COVER SHORTFALL AMOUNT

!

  calculate : #Write1 = MAX(0.0, BBAL(“AV1#1”) - COLL_BAL(1))

  calculate : #Write2 = MAX(0.0, BBAL(“AF#1”) - COLL_BAL(2))

  calculate : #Write3 = MAX(0.0, BBAL(“AV2#1”) - COLL_BAL(3))

---------------------------------

when : IS_TRUE (BBAL(“AV1#1”) < 0.01)

from : CREDIT_ENHANCEMENT (“SPREAD_ACCT1”)

pay : CLASS INTEREST PRO_RATA ( “SNR_2”; “SNR_3” )

pay : CLASS INTSHORT PRO_RATA ( “SNR_2”; “SNR_3” )

pay : CLASS PRINCIPAL PRO_RATA ( “SNR_2”; “SNR_3” )

---------------------------------

 {#SNR_2_Prn}

  {#SNR_3_Prn}

---------------------------------

  calculate : #Write2 = MAX(0.0, BBAL(“AF#1”) - COLL_BAL(2))

  calculate : #Write3 = MAX(0.0, BBAL(“AV2#1”) - COLL_BAL(3))

---------------------------------

when : IS_TRUE (BBAL(“AV1#1”) < 0.01)

from : CREDIT_ENHANCEMENT (“SPREAD_ACCT1”)

  subject to : CEILING ( (MIN(#Write2, CREDIT_ENHANCEMENT (“SPREAD_ACCT1”) * #Write2 /

(#Write2 + #Write3))))

pay : CLASS BALANCE SEQUENTIAL ( “SNR_2” )

---------------------------------

 {#SNR_2_Prn}

---------------------------------

when : IS_TRUE (BBAL(“AV1#1”) < 0.01)

from : CREDIT_ENHANCEMENT (“SPREAD_ACCT1”)

  subject to : CEILING ( (MIN(#Write3, CREDIT_ENHANCEMENT (“SPREAD_ACCT1”) * #Write3 /

(#Write2 + #Write3))))

pay : CLASS BALANCE SEQUENTIAL ( “SNR_3” )

---------------------------------

  {#SNR_3_Prn}

---------------------------------

!

---------------------------------

when : IS_TRUE (BBAL(“AF#1”) < 0.01)

from : CREDIT_ENHANCEMENT (“SPREAD_ACCT2”)

pay : CLASS INTEREST PRO_RATA ( “SNR_1”; “SNR_3”)

pay : CLASS INTSHORT PRO_RATA ( “SNR_1”; “SNR_3”)

pay : CLASS PRINCIPAL PRO_RATA ( “SNR_1”; “SNR_3” )

---------------------------------

 {#SNR_1_Prn}

  {#SNR_3_Prn}

---------------------------------

  calculate : #Write1 = MAX(0.0, BBAL(“AV1#1”) - COLL_BAL(1))

  calculate : #Write3 = MAX(0.0, BBAL(“AV2#1”) - COLL_BAL(3))

---------------------------------

when : IS_TRUE (BBAL(“AF#1”) < 0.01)

from : CREDIT_ENHANCEMENT (“SPREAD_ACCT2”)

  subject to : CEILING ( (MIN(#Write1, CREDIT_ENHANCEMENT (“SPREAD_ACCT2”) * #Write1 /

(#Write1 + #Write3))))

pay : CLASS BALANCE SEQUENTIAL ( “SNR_1” )

---------------------------------

  {#SNR_1_Prn}

---------------------------------

when : IS_TRUE (BBAL(“AF#1”) < 0.01)

from : CREDIT_ENHANCEMENT (“SPREAD_ACCT2”)

  subject to : CEILING ( (MIN(#Write3, CREDIT_ENHANCEMENT (“SPREAD_ACCT2”) * #Write3 /

(#Write1 + #Write3))))

pay : CLASS BALANCE SEQUENTIAL ( “SNR_3” )

---------------------------------

{#SNR_3_Prn}

---------------------------------

!

---------------------------------

when : IS_TRUE (BBAL(“AV2#1”) < 0.01)

from : CREDIT_ENHANCEMENT (“SPREAD_ACCT3”)

pay : CLASS INTEREST PRO_RATA ( “SNR_1”; “SNR_2”)

pay : CLASS INTSHORT PRO_RATA ( “SNR_1”; “SNR_2”)

pay : CLASS PRINCIPAL PRO_RATA ( “SNR_1”; “SNR_2” )

---------------------------------

 {#SNR_1_Prn}

  {#SNR_2_Prn}

---------------------------------

  calculate : #Write1 = MAX(0.0, BBAL(“AV1#1”) - COLL_BAL(1))

  calculate : #Write2 = MAX(0.0, BBAL(“AF#1”) - COLL_BAL(2))

---------------------------------

when : IS_TRUE (BBAL(“AV2#1”) < 0.01)

from : CREDIT_ENHANCEMENT (“SPREAD_ACCT3”)

  subject to : CEILING ( (MIN(#Write1, CREDIT_ENHANCEMENT (“SPREAD_ACCT3”) * #Write1 /

(#Write1 + #Write2))))

pay : CLASS BALANCE SEQUENTIAL ( “SNR_1” )

---------------------------------

  {#SNR_1_Prn}

---------------------------------

when : IS_TRUE (BBAL(“AV2#1”) < 0.01)

from : CREDIT_ENHANCEMENT (“SPREAD_ACCT3”)

  subject to : CEILING ( (MIN(#Write2, CREDIT_ENHANCEMENT (“SPREAD_ACCT3”) * #Write2 /

(#Write1 + #Write2))))

pay : CLASS BALANCE SEQUENTIAL ( “SNR_2” )

---------------------------------

  {#SNR_2_Prn}

---------------------------------

!

!

!

---------------------------------

  calculate : #Write1 = MAX(0.0, BBAL(“AV1#1”) - COLL_BAL(1))

---------------------------------

        from : CREDIT_ENHANCEMENT (“FG1”)

 subject to : CEILING ( #Write1 )

         pay : CLASS BALANCE PRO_RATA ( “SNR_1” )

---------------------------------

!

  {#SNR_1_Prn}

---------------------------------

  calculate : #Write2 = MAX(0.0, BBAL(“AF#1”) - COLL_BAL(2))

---------------------------------

        from : CREDIT_ENHANCEMENT (“FG2”)

 subject to : CEILING ( #Write2 )

         pay : CLASS BALANCE PRO_RATA ( “SNR_2” )

---------------------------------

!

  {#SNR_2_Prn}

---------------------------------

  calculate : #Write3 = MAX(0.0, BBAL(“AV2#1”) - COLL_BAL(3))

---------------------------------

        from : CREDIT_ENHANCEMENT (“FG3”)

 subject to : CEILING ( #Write3 )

         pay : CLASS BALANCE PRO_RATA ( “SNR_3” )

---------------------------------

!

  {#SNR_3_Prn}

---------------------------------

!

!! Penalty Allocation

!

---------------------------------

        from : CREDIT_ENHANCEMENT (“YmRsvFnd1”)

 subject to : CEILING ( (COLL(“PREPAYPENALTY”,1) * 100%) )

         pay : PREPAYPENALTY SEQUENTIAL (“R1#1”)

---------------------------------

        from : CREDIT_ENHANCEMENT (“YmRsvFnd2”)

 subject to : CEILING ( (COLL(“PREPAYPENALTY”,2) * 100%) )

         pay : PREPAYPENALTY SEQUENTIAL (“R2#1”)

---------------------------------

        from : CREDIT_ENHANCEMENT (“YmRsvFnd3”)

 subject to : CEILING ( (COLL(“PREPAYPENALTY”,3) * 100%) )

         pay : PREPAYPENALTY SEQUENTIAL (“R3#1”)

---------------------------------

!

!

!! Auction Call Turbo

---------------------------------

                when : IS_TRUE (#CallFlag1 GE 5)

                from : CLASS (“GRP1”)

                pay : CLASS BALANCE SEQUENTIAL (“SNR_1”)

---------------------------------

 {#SNR_1_Prn}

---------------------------------

    when : IS_TRUE (#CallFlag1 GE 5 AND #CALLFLAG2 LT 5)

                from : CLASS (“GRP2”)

                pay : CREDIT_ENHANCEMENT (“SPREAD_ACCT2”)

---------------------------------

                when : IS_TRUE (#CallFlag1 GE 5 AND #CALLFLAG3 LT 5)

                from : CLASS (“GRP3”)

                pay : CREDIT_ENHANCEMENT (“SPREAD_ACCT3”)

---------------------------------

!

!

---------------------------------

                when : IS_TRUE (#CallFlag2 GE 5)

                from : CLASS (“GRP2”)

                pay : CLASS BALANCE SEQUENTIAL (“SNR_2”)

---------------------------------

 {#SNR_2_Prn}

---------------------------------

    when : IS_TRUE (#CallFlag2 GE 5 AND #CALLFLAG1 LT 5)

                from : CLASS (“GRP1”)

                pay : CREDIT_ENHANCEMENT (“SPREAD_ACCT1”)

---------------------------------

                when : IS_TRUE (#CallFlag2 GE 5 AND #CALLFLAG3 LT 5)

                from : CLASS (“GRP3”)

                pay : CREDIT_ENHANCEMENT (“SPREAD_ACCT3”)

---------------------------------

!

!

---------------------------------

                when : IS_TRUE (#CallFlag3 GE 5)

                from : CLASS (“GRP3”)

                pay : CLASS BALANCE SEQUENTIAL (“SNR_3”)

---------------------------------

 {#SNR_3_Prn}

---------------------------------

    when : IS_TRUE (#CallFlag3 GE 5 AND #CALLFLAG1 LT 5)

                from : CLASS (“GRP1”)

                pay : CREDIT_ENHANCEMENT (“SPREAD_ACCT1”)

---------------------------------

                when : IS_TRUE (#CallFlag3 GE 5 AND #CALLFLAG2 LT 5)

                from : CLASS (“GRP2”)

                pay : CREDIT_ENHANCEMENT (“SPREAD_ACCT2”)

---------------------------------

!

!

---------------------------------

        from : CLASS ( “GRP1” )

        pay : AS_INTEREST (“R1#1”)

---------------------------------

        from : CLASS ( “GRP2” )

        pay : AS_INTEREST (“R2#1”)

---------------------------------

        from : CLASS ( “GRP3” )

         pay : AS_INTEREST (“R3#1”)

---------------------------------

!

!

!

---------------------------------

  calculate : #WriteDown1 = MAX(0.0, BBAL(“AV1#1”) - COLL_BAL(1))

---------------------------------

        from : SUBACCOUNT ( #Writedown1 )

         pay : WRITEDOWN SEQUENTIAL ( “AV1#1” )

---------------------------------

  calculate : #WriteDown2 = MAX(0.0, BBAL(“AF#1”) - COLL_BAL(2))

---------------------------------

        from : SUBACCOUNT ( #Writedown2 )

         pay : WRITEDOWN SEQUENTIAL ( “AF#1” )

---------------------------------

  calculate : #WriteDown3 = MAX(0.0, BBAL(“AV2#1”) - COLL_BAL(3))

---------------------------------

        from : SUBACCOUNT ( #Writedown3 )

         pay : WRITEDOWN SEQUENTIAL ( “AV2#1” )

---------------------------------

  calculate : #BondBal1 = BBAL(“AV1#1”)

  calculate : #OC1 = MAX( 0, COLL_BAL(1) - #BondBal1 )

---------------------------------

  calculate : #FGWrapBal1 = BBAL(“AV1#1”)

---------------------------------

  calculate : #LastFGBal1 = #FGBal1

  calculate : #FGBal1 = CREDIT_ENHANCEMENT(“FG1”)

  calculate : #FGDraw1 = MAX( 0, #FGBal1 - #LastFGBal1 )

---------------------------------

  calculate : #BondBal2 = BBAL(“AF#1”)

  calculate : #OC2 = MAX( 0, COLL_BAL(2) - #BondBal2 )

---------------------------------

  calculate : #FGWrapBal2 = BBAL(“AF#1”)

---------------------------------

  calculate : #LastFGBal2 = #FGBal2

  calculate : #FGBal2 = CREDIT_ENHANCEMENT(“FG2”)

  calculate : #FGDraw2 = MAX( 0, #FGBal2 - #LastFGBal2 )

---------------------------------

  calculate : #BondBal3    = BBAL(“AV2#1”)

  calculate : #OC3     = MAX( 0, COLL_BAL(3) - #BondBal3 )

---------------------------------

  calculate : #FGWrapBal3 = BBAL(“AV2#1”)

---------------------------------

  calculate : #LastFGBal3 = #FGBal3

  calculate : #FGBal3 = CREDIT_ENHANCEMENT(“FG3”)

  calculate : #FGDraw3 = MAX( 0, #FGBal3 - #LastFGBal3 )

---------------------------------

!

!!Calculate Call Flag

---------------------------------

  calculate : #CallFlag1 = #CallFlag1 + ( BBAL(“AV1#1”) / #OrigBondBal1 < 10% )

  calculate : #CallFlag2 = #CallFlag2 + ( BBAL(“AF#1”) / #OrigBondBal2 < 10% )

  calculate : #CallFlag3 = #CallFlag3 + ( BBAL(“AV2#1”) / #OrigBondBal3 < 10% )

---------------------------------

!

---------------------------------

 calculate: #CallBalGrp1 = COLL_BAL(1)

 calculate: #CallBalGrp2 = COLL_BAL(2)

 calculate: #CallBalGrp3 = COLL_BAL(3)

---------------------------------

------------------- SECTION: “OPTR_GROUP_1”

---------------------------------

        from : CASH_ACCOUNT (100)

 subject to : CEILING ( #CallBalGrp1)

         pay : CLASS BALANCE SEQUENTIAL ( “GRP1” )

         pay : CLASS MORE_INTEREST SEQUENTIAL ( “GRP1” )

---------------------------------

        from : CLASS ( “GRP1” )

         pay : SEQUENTIAL ( “AV1#1” )

---------------------------------

        from : CLASS ( “GRP1” )

         pay : AS_INTEREST ( “R1#1” )

---------------------------------

------------------- SECTION: “OPTR_GROUP_2”

---------------------------------

        from : CASH_ACCOUNT (100)

 subject to : CEILING ( #CallBalGrp2)

         pay : CLASS BALANCE SEQUENTIAL ( “GRP2” )

         pay : CLASS MORE_INTEREST SEQUENTIAL ( “GRP2” )

---------------------------------

        from : CLASS ( “GRP2” )

         pay : SEQUENTIAL ( “AF#1” )

---------------------------------

        from : CLASS ( “GRP2” )

         pay : AS_INTEREST ( “R2#1” )

---------------------------------

------------------- SECTION: “OPTR_GROUP_3”

---------------------------------

        from : CASH_ACCOUNT (100)

 subject to : CEILING ( #CallBalGrp3)

         pay : CLASS BALANCE SEQUENTIAL ( “GRP3” )

         pay : CLASS MORE_INTEREST SEQUENTIAL ( “GRP3” )

---------------------------------

        from : CLASS ( “GRP3” )

         pay : SEQUENTIAL ( “AV2#1” )

---------------------------------

        from : CLASS ( “GRP3” )

         pay : AS_INTEREST ( “R3#1” )

---------------------------------

!

!

  DEFINE DYNAMIC #YM_HE6MO80PCT = LOAN(“SCHAM_PREP_AMT”) * 80% *

LOAN(“GROSSRATE”) / 1200 * 6

!

 Collateral OVER

!

!     Factor     --Delay--

! Type   Date     P/Y   BV   Use BV for 0

  WL 20030901   9999 9999    FALSE

!

! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM         Gross #mos #mos

P#mos  P#mos  Life  Reset Life  Max  Look

!             Coupon   Factor     Balance   P/Y  BV  P/Y  BV Term  Index         Margin ToRst RstPer

ToRst  RstPer Cap   Cap   Floor Negam Back

!! BEGINNING OF COLLATERAL

M      1     “Conforming 2_28”         WL   00   WAC           6.96 (     37637087.77 /     37637087.77 );

37637087.77                 0.5080       0.5080         360:0       360:0         360 NO_CHECK ARM

LIBOR_6MO                 5.594     25    6 SYNC_INT           13.96           1.5           6.96         0     0

GROUP 1      PREPAY_FLAG YM FOR 24 NONE ; YM_FORMULA ( #YM_HE6MO80PCT );

TEASER

M      2     “onforming 3_27”         WL   00   WAC           6.986 (     142299833.46 /     142299833.46

);     142299833.46                 0.5080       0.5080         359:1       359:1         360 NO_CHECK ARM

LIBOR_6MO                 5.655     37     6 SYNC_INT           13.986           1.5         6.986         0     0

GROUP 1      PREPAY_FLAG YM FOR 35 NONE ; YM_FORMULA ( #YM_HE6MO80PCT );

TEASER

M      3     “Conforming Balloon”         WL   00   WAC           7.802 (     1409704.45 /     1409704.45

);     1409704.45                 0.5080       0.5080         359:1       359:1         360 NO_CHECK

BALLOON SCHED_BOTH           180 GROUP 1      PREPAY_FLAG YM FOR 34 NONE ;

YM_FORMULA ( #YM_HE6MO80PCT );

M      4     “Conform”         WL   00   WAC             6.983 (     18656799.41 /     18656799.41 );

18656799.41                 0.5080       0.5080         350:1       350:1         351 NO_CHECK

GROUP 1      PREPAY_FLAG YM FOR 33 NONE ; YM_FORMULA ( #YM_HE6MO80PCT );

M      5     “Balloon Fix”         WL   00   WAC         7.179 (     6470691.98 /     6470691.98 );

6470691.98                 0.5080       0.5080         359:1       359:1         360 NO_CHECK

BALLOON SCHED_BOTH         180 GROUP 2     PREPAY_FLAG YM FOR 55 NONE ;

YM_FORMULA ( #YM_HE6MO80PCT );

M      6     “FIx”                         WL   00   WAC             6.867 (     111993187.53 /     111993187.53 );

111993187.53                 0.5080       0.5080         341:0       341:0         341 NO_CHECK

GROUP 2      PREPAY_FLAG YM FOR 53 NONE ; YM_FORMULA ( #YM_HE6MO80PCT );

M      7     “Non Conforming 2_28”         WL   00   WAC             6.832 (     22124436.79 /

22124436.79 );     22124436.79                 0.5080       0.5080         359:1       359:1         360 NO_CHECK

ARM LIBOR_6MO                 5.459     25     6 SYNC_INT           13.832           1.5         6.832         0

0                                                      GROUP 3      PREPAY_FLAG YM FOR 27 NONE ;

YM_FORMULA ( #YM_HE6MO80PCT ); TEASER

M      8     “Non Conforming 3_27”         WL   00   WAC           6.897 (     66934361.67 /

66934361.67 );     66934361.67                             0.5080       0.5080         359:1       359:1         360 NO_CHECK

ARM LIBOR_6MO                 5.615     37     6 SYNC_INT           13.897           1.5         6.897         0

0                                                                  GROUP 3      PREPAY_FLAG YM FOR 37 NONE ;

YM_FORMULA ( #YM_HE6MO80PCT ); TEASER

M      9     “Non Conforming Balloon”         WL   00   WAC           7.555 (     773850.72 /     773850.72

);     773850.72                 0.5080       0.5080         359:1       359:1         360 NO_CHECK

BALLOON SCHED_BOTH         180 GROUP 3     PREPAY_FLAG YM FOR 36 NONE ;

YM_FORMULA ( #YM_HE6MO80PCT );

M      10     “Non Conforming Fix”         WL   00   WAC             6.875 (     10174113.96 /

10174113.96 );     10174113.96                 0.5080       0.5080         347:1       347:1         348 NO_CHECK

GROUP 3      PREPAY_FLAG YM FOR 32 NONE ; YM_FORMULA ( #YM_HE6MO80PCT );